Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Tax Credit Trust, a Delaware statutory business trust Series I (the "Registrant") on Form 10-K for the year ending March 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Neal Ludeke, Chief Financial Officer of Richman American Credit Corp., manager of the Registrant, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



/s/ Neal Ludeke
--------------------------------------
Neal Ludeke
Chief Financial Officer of Richman American
Credit Corp., Manager of the Registrant
July 13, 2004